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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  APRIL 18, 1996




                            SPIRE INTERNATIONAL CORP.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Utah                            0-6425                      87-0284979
- ---------------                    -----------               -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)


                             311 North State Street
                                 Orem, Utah 84057
             -------------------------------------------------------
           (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code: (801) 226-3355
                                                           --------------



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                                AMENDMENT NO. 1


     1. The Registrant hereby amends its Form 8-K dated April 18, 1996 previously filed with the Commission to include the following Item 4.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) From 1979 to July 1995, the Registrant retained the firm of Peat Marwick LLP ("KPMG"), independent certified public accountants, to audit the financial statements of the Registrant. On July 14, 1995, upon the recommendation of the Registrant's Board of Directors, the Registrant engaged Tanner + Co. ("Tanner") to audit the financial statements of the Registrant for the year ended April 30, 1995 and notified KPMG of its dismissal as independent auditor. KPMG's reports on the Registrant's financial statements for the fiscal years ended April 30, 1993 and 1994 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the fiscal year and the interim period during which KPMG served the Registrant preceding its dismissal, the Registrant had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). No consultations occurred between the Registrant and Tanner during the two fiscal years and any interim period preceding the appointment of Tanner regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

     (b) Upon consummation of the Share Exchange, and pursuant to the recommendation and approval of the Registrant's Board of Directors, the Registrant determined to retain the services of KPMG, who had served as the independent auditor of the Spire Companies since October 1995, to audit the financial statements of the Registrant for the fiscal year ending April 30, 1996, and to dismiss Tanner. Tanner's report on the Registrant's financial statements for the fiscal year ended April 30, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Tanner to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the period from Tanner's appointment on July 14, 1995 until Tanner's dismissal in April 1996 upon consummation of the Share Exchange, the Registrant had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. No consultations occurred between the Registrant and KPMG during such period regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

     (c) Neither Tanner nor KPMG has advised the Registrant that (i) the internal controls necessary for the Registrant to develop reliable financial statements do not exist; (ii) information has come


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to Tanner or KPMG's attention which has made Tanner or KPMG unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; (iii) there is or was a need to expand significantly the scope of its audit, or (iv) information had come to Tanner's or KPMG's attention, that Tanner or KPMG has concluded will, or that if further investigated might, materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements.

     (d) The Registrant has requested that Tanner and KPMG review the disclosures made herein, and express an opinion on whether they agree with such disclosures. A copy of Tanner's letter to the Commission is filed as an exhibit hereto. A copy of KPMG's letter to the Commission was filed previously with the Commission as Exhibit 16 to the to the Registrant's Current Report on Form 8-K dated July 14, 1995.


     2. The Registrant hereby amends Item 7 of its Form 8-K dated April 18, 1996 previously filed with the Commission by such Item 7 and replacing it in its entirety as follows in order to file as an exhibit a letter from Tanner pursuant to the requirements of Regulation S-K Item 304(a)(3):


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The Combined Financial Statements of Spire and Spire Systems required pursuant to this Item 7(a) are filed as part of this Report as pages 3 through 15.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information of the Registrant and the Spire Companies required pursuant to this Item 7(b) are filed as part of this Report as pages 16 through 19.

     (c)  EXHIBITS.

          The following exhibits are included herein:


 REG S-K                                                                 EXHIBIT
EXHIBIT NO.                        DESCRIPTION                              NO.
- -----------    ------------------------------------------------------    -------
      4        Articles of Amendment and Share Exchange*                     1
     16        Accountants' letter from Tanner + Co.                         3
     16        Accountants' letter from KPMG Peat Marwick LLP**             --
     99        Press Release dated April 22, 1996*                           2


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____________________
* Filed previously with the Registrant's Current Report on Form 8-K dated April 18, 1996.
** Filed previously with the Commission as Exhibit No. 16 to the Registrant's Current Report on Form 8-K dated July 14, 1995.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SPIRE INTERNATIONAL CORP.



                                        By:     /s/ ROBERT K. BENCH
                                           -------------------------------------
                                             Robert K. Bench, President


Date:  July 29, 1996



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